Profit Before Income Tax - Summary of Other Income (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 TWD ($)
Analysis of income and expense [abstract]
Government subsidy	$ 624,351	$ 20,874	$ 435,950	$ 341,844
Interest income	549,681	18,378	466,211	306,871
Dividends income	185,061	6,187	190,397	59,039
Other income	$ 1,359,093	$ 45,439	$ 1,092,558	$ 707,754